American Leading Companies Trust

U.S. Small-Capitalization Value Trust

ii	Investment Commentary

American Leading Companies Trust

Market Commentary

The S&P 500 IndexA rallied a little over +1% in December, thus allowing 2008 to go into the record books as the worst year since 1937, rather than the worst year since 1931. A small victory, one might argue, but it was a welcome relief to see some “green on the screen” for a change. After a more than 20% rally off its November 20th bottom, the market has again turned down in the first half of January, principally on concerns about the health of financials, especially the large banks. From an historical and psychological perspective, it will be important how the market performs for the remainder of January. The “January Barometer,” first identified by Yale Hirsch, states that as January goes, so goes the year. This seems to be particularly true on the upside. Since 1950, the S&P 500 Index has been up for the year as a whole 95% of the years that it was up in January (35 of 37 instances). In the 22 instances, since 1950, that the S&P 500 Index has been down in January, the year as a whole has been down 13 times, or about 59% of the time. As this is written (1/20/09), the S&P 500 Index is down over 8% for the month to date. A rally celebrating President-Elect Obama’s inauguration would be most welcome.

Equity returns for periods ended December 31, 2008 are shown below:

	Total ReturnsB
	Three Months	One Year
S&P 500 Index	–21.94%	–37.00%
Dow Jones Industrial Average (“DJIA”)C	–18.39%	–31.93%
NASDAQ Composite IndexD	–24.37%	–39.98%
S&P MidCap 400 IndexE	–25.55%	–36.23%
Russell 2000 IndexF	–26.12%	–33.79%
Dow Jones Wilshire 5000 IndexG	–22.85%	–37.23%
S&P 100 IndexH	–20.10%	–35.31%
Russell 1000 Growth IndexI	–22.79%	–38.44%
Russell 1000 Value IndexJ	–22.18%	–36.85%

Despite being down 37%, the S&P 500 Index fared reasonably well compared to most foreign markets. As is evident from the returns listed below, equity investors worldwide shared the pain. Of the nine foreign markets listed below, only the Japanese market performed better in U.S. dollar terms. Yen-based returns for the NIKKEI 225K were –41.14%, but yen appreciation versus the dollar in 2008 cut dollar-based losses in Japan to –26.51%. The abysmal performance of the Russian market (–73.64% in dollars) was exceeded only by the total collapse of Iceland’s stock market (not shown below), down over 94% in 2008.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	iii

Overseas returns in U.S. dollars for periods ended December 31, 2008 are shown below:

	Total ReturnsL
	December	One Year
FTSE 100 IndexM (UK)	–1.89	–47.06
DAX IndexN (Germany)	+14.44	–42.80
CAC 40 IndexO (France)	+8.45	–42.90
MICEX IndexP (Russia)	–7.32	–73.64
NIKKEI 225 (Japan)	+10.21	–26.51
Hang Seng IndexQ (Hong Kong)	+3.63	–46.05
Kospi IndexR (So. Korea)	+13.53	–58.98
Shanghai Stock Exchange Composite IndexS (China)	–2.42	–62.43
BSE Sensex 30 IndexT (India)	+9.33	–60.97

A number of words come to mind to describe 2008, most of them not printable in a family-oriented publication. Perhaps the word which captures the zeitgeist of the year best is “extreme.” Merriam-Webster defines “extreme” as “exceeding the ordinary, usual, or expected,” and “going to great or exaggerated lengths.” That sounds like 2008 in spades to us, when extremes ran in both directions. On the downside, we saw extreme declines in stock prices, car sales, housing starts, consumer confidence, Treasury rates and bullish sentiment. On the upside, we saw extreme increases in stock price volatility, housing delinquencies and foreclosures, valuation spreads, credit spreads of all descriptions, cash in money funds and bearish sentiment. We even saw some extremes in both directions for the same item. Oil hit a high of $147 in July, supposedly on its way to $200, then collapsed to $31 in December, with many calling for a further drop to $20 to $25. If that’s not extreme, we don’t know what is.

The extremes we have all endured in 2008 have created an enormous degree of stress among investors. Under stress, human beings react fairly predictably. Their time horizons shorten dramatically and their decision-making processes tend to be driven by their limbic system (or lower-brain function) which reacts instinctively and emotionally. Longer-term plans and rational thought go out the window and avoidance of pain becomes the dominant objective. Investment decisions made in this state are often emotionally satisfying in the short term, but are also often financially injurious in the long run.

Because the news flow over the next couple of quarters is likely to be pretty grim, it will not be easy for investors to fight the all-too-human tendency to seek the safety and security of cash, the financial equivalent of hiding under the bed. We urge investors to fight this tendency. In our view, investment opportunities abound in the current environment in nearly every asset class but cash. Waiting for the economic all-clear signal could therefore prove quite expensive, in our judgment, in terms of lost opportunity. In other words, the opportunity cost of holding cash is currently “extremely” high in our view, while the financial rewards for holding it are fast diminishing.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv	Investment Commentary

Investment Results

Total returns for the Fund for the three-month, one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2008 are listed below, along with those of comparative indices:

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Ten Years	Since InceptionU
American Leading Companies
Trust:
Primary ClassV	–27.23%	–49.53%	–18.78%	–7.93%	–3.27%	+3.28%
Institutional Class	–27.04%	–49.02%	–17.93%	–7.00%	N/A	–4.01%
S&P 500 Index	–21.94%	–37.00%	–8.36%	–2.19%	–1.38%	+6.42%
Lipper Large-Cap Value Funds
Category AverageW	–21.71%	–37.36%	–8.83%	–1.91%	+0.51%	+6.20%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Class CV, please visit www.leggmason.com/individualinvestors. For the Institutional Class, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the C and Institutional Classes were 1.89% and 0.86%, respectively, as indicated in the Fund’s most current prospectus dated Feb-ruary 1, 2009. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1% for shares purchased by investors on and after that date and redeemed within one year of purchase.

American Leading Companies Trust (ALC) had a very disappointing finish to a very disappointing year, one in which the Fund trailed its benchmark, the S&P 500 Index, by over 1250 basis pointsX (“bps”). Coming as it did on top of sub-par years in 2006 and 2007, the poor results in 2008 have pummeled the one-, three-, five- and ten-year

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	v

results versus our benchmark and peer fund averages. I said in last January’s letter that I had a lot of work to do to turn performance around. That job is now doubly difficult after our very poor 2008 results. As I also noted in last January’s letter, nothing is more important to me than returning to the pattern of consistent outperformance that ALC exhibited from 2000 to 2005. As a major holder of Fund shares myself, and on behalf of my family, I certainly have all the personal incentive I need. I also feel a great responsibility to those who have entrusted a portion of their investments to me.

For the quarter, the best performing stocks in the portfolio were: UAL Corporation, UnitedHealth Group Inc., Exxon Mobil Corporation, Pfizer Inc., Amgen Inc., Philip Morris International Inc., WellPoint Inc., Accenture Ltd., Johnson & Johnson and Nokia Oyj – Sponsored ADR. Laggards were: Citigroup Inc., Bank of America Corporation, Health Net Inc., Merrill Lynch & Co., Inc., Noble Corporation, Baker Hughes Inc., eBay Inc., Capital One Financial Corporation, General Electric Company and The Goldman Sachs Group, Inc.

In terms of performance contribution, which takes into account both market performance and portfolio weighting, the five stocks adding most positively to return in the quarter were: UAL Corporation, UnitedHealth Group Inc., AT&T Inc., CBS Corporation and Alcoa Inc. The five biggest detractors from performance were: Bank of America Corporation, Citigroup Inc., Health Net Inc., JPMorgan Chase & Co. and Transocean Ltd. Three bank stocks – Bank of America, Citigroup and JPMorgan Chase – cost the portfolio over 900 bps of absolute performance in the quarter. This poor performance occurred despite the fact that we were large sellers of bank stocks in the quarter. Obviously, in retrospect, we should have sold even more. On a sector basis, the financials continued to hurt the portfolio, as did our exposure to the oil service group.

We were more active than usual in the fourth quarter with turnover of a little over 60% on an annualized basis, meaning, in effect, that we turned over about 15% of the portfolio in the last three months of the year. The increased turnover reflected both selling to meet an increased level of redemptions and my effort to reduce the portfolio’s exposure to banks and to broaden its diversification. The market has punished most stocks in the last year, creating what we believe is a broad array of attractive investment opportunities. This thought, together with the increased volatility of individual stocks, suggests to us that broader than normal diversification is advisable in today’s market. Given the number of attractive opportunities we see for investment, we believe we can achieve this diversification without diminishing upside potential for the portfolio.

Entering 2009, the ALC portfolio was overweighted relative to the S&P 500 Index in Information Technology (25.2% of Fund assets versus 15.3% for the Index), Health Care (19.1% vs. 14.8%) and Industrials (16.5% vs. 11.1%). The portfolio began 2009 slightly underweighted in Financials (13.1% vs. 13.3%) and Materials (2.6% vs. 2.9%), with somewhat larger underweightings in Energy (9.0% vs. 13.3%), Consumer Staples (7.4% vs. 12.9%), Telecommunication Services (1.3% vs. 3.8%) and Utilities (0.0% vs. 4.2%).

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi	Investment Commentary

At calendar year end 2008, according to data from Mellon Analytical Solutions, ALC exhibited the following composite characteristics versus the S&P 500 Index:

	ALC		S&P 500
Trailing 12-mo. Portfolio P/EY :	9.0	x	11.3	x
Forward 12-mo. Portfolio P/E:	9.0	x	11.1	x
Portfolio Price/BookZ :	1.43	x	1.77	x
Return on Equity (5 yr average):	21.7%		22.1%
Portfolio Price/Sales:	0.8	x	0.9	x
L.T. EPS Growth Forecast:	10.9%		10.4%

In aggregate, the portfolio trades at a discount to the market in relation to earnings, book value and sales, has a comparable five-year average return on equity, and offers better long-term growth prospects. The portfolio is thus entirely consistent with the GARP (growth-at-a-reasonable-price) approach that we believe offers good prospects for favorable long-term returns.

Outlook

Despite the renewed market weakness in the first half of January, we still believe it is likely that November 20, 2008 marked the bottom of this bear market cycle for the major indices such as the S&P 500 Index and DJIA. Whether or not, and how closely, we revisit those lows as the market goes through its bottoming process is an open question. Our current thinking is that while corrections – such as the one we are currently experiencing – are inevitable as the bottoming process unfolds, we do not believe we will see 750 on the S&P 500 Index or 7449 on the DJIA again. We most sincerely hope that we do not. We expect 2009 to be a tug-of-war between the near-term outlook – which will continue to be very challenging – and the long-term investment opportunity offered by common stocks at present – which we believe is quite substantial. The troubled near-term outlook is winning out currently but, ultimately, we expect this tug-of-war to be resolved on the upside and believe the DJIA and S&P 500 Index could both be up, perhaps substantially, for the year.

Figuring out what the economy and the market will do next is never easy, some would say impossible, but we believe we owe it to our shareholders to give it our best shot. Our approach has been to analyze what we know, make what we regard as reasonable assumptions about what we don’t know, and then try to figure what portion of the knowns, and what likelihoods about the unknowns, the market has already discounted.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	vii

What we know about the current economic outlook is that it is bad. We know recent job losses have been severe and the unemployment rate is on the rise. We don’t know how high it will go, but a good guess seems to us to be 8% or 9% by late 2009 or early 2010. We know domestic manufacturing is weak, the December report from the Institute of Supply Managers (“ISM”) stating that their factory index dropped to 32.4, the lowest reading since June 1980, tells us that. We don’t know how much further manufacturing will fall, but we may be seeing the worst of it right now. Based on data from Case-Shiller, we know that house prices have fallen 18% for the 12 months ended October 2008 but, again, we don’t know how much further they will fall. Our working assumption is that house prices will stabilize by mid-2009, down another 10% to 15% from here. We know that U.S. gross domestic product (“GDP”)AA will be very weak in the fourth quarter, the only question is how weak and for how long. We are expecting a significant decline in GDP in the fourth quarter of 2008, with a similar decline in the first quarter of 2009 and some modest improvement in the second quarter, although still negative growth on the order of –4%. As of now, we’re expecting modest positive GDP growth in the latter half of 2009. We know that earnings estimates for many companies and the S&P 500 Index as a whole are declining, the question, again, is by how much. The top-down 2009 estimate for the S&P 500 Index is now $42.24 (from S&P) and $65.36 (from Reuters). The corresponding bottom-up estimates are $81.80 and $76.43. Using the wisdom of crowds and averaging all those estimates together, we get about $66.50. That seems to us like a reasonable place to set initial expectations for S&P 500 Index earnings for 2009.

As is obvious from the statistics above, most of what we know about the economy is not terribly encouraging. The question, though, is whether the market lows of last November discounted this news or not. Our inclination is that it may well have. It’s important to remember that the market is a discounting mechanism. It declined over 52% from October 2007 to November 2008, its worst decline since the 1930’s. Why? We think it’s because it foresaw better than most observers (including us, by the way) the bad news that we’re all reading about in the papers and hearing about on CNBC now. In similar fashion, the market will begin to rally before the news improves.

Despite the challenging environment, we see several reasons to be encouraged. For one thing, credit markets have begun to free up and credit spreads have started to narrow. Junk bonds have enjoyed a spirited rally since mid-December. Corporate bonds have also begun to act better. This is a necessary precondition to a sustained improvement in the stock market and economy, in our judgment. The TED spreadBB is down from 450 bps to 150 bps, its lowest level since the collapse of Lehman Brothers. Credit default swap spreads have also narrowed materially. Finally, the Volatility Index (“VIX”)CC, often referred to as the “Fear Index,” has come down from the stratosphere. All of these developments are good news for the economy and the stock market.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

viii	Investment Commentary

Another thing we find very encouraging is that valuation spreads, which had blown out to an all-time record of over 4 standard deviations above their mean value since 1952, have begun to narrow, and valuation-based strategies have begun to perform exceptionally well. In our view, this is evidence that a measure of rationality is beginning to be restored to the pricing of stocks.

Investor behavior is also worthy of note and consistent with their behavior at prior important lows. Investors as a group are, unfortunately, their own worst enemies when it comes to making money in the market. They can be reliably predicted to throw money at the market after it has gone up, as they did by pouring $260 billion into U.S. focused equity mutual funds in 2000. Equally predictably, they were massive net sellers of domestic equity funds in 2008, withdrawing $168 billion, most of it in the fourth quarter, after nearly all the damage had been done to stock prices for the year.

What investors want most dearly now is cash, and they have piled up $3.8 trillion of it in money market funds. This cash hoard is now equal to a record 37.7% of the total market value of U.S. common stocks. Investors seem content to hold cash for now, but as the yield on money funds drops meaningfully below 1%, and especially if stocks and bonds continue to rally, investors’ views on the desirability of holding cash will likely change.

A final thing we find encouraging about the current market environment is that the long-term returns on stocks have historically been powerfully mean-reverting. Periods of above average returns are followed by periods of below average returns which, in turn, give way to renewed periods of above average returns. The high-teens returns of the 1980s and 1990s were followed in the new millennium by a period of distinctly sub-par returns. Since the beginning of 2000, the nine-year return of the S&P 500 Index has been –28.13% (or –3.60% compounded). Measured to the November 20, 2008 low, the trailing ten-year annualized total return of the S&P 500 Index is –2.66%, a cumulative loss of –23.59% over that period, according to calculations from Steve Leuthold. The total return loss for that ten-year period matches the worst ten-year performance in U.S. stock market history, 1929 to 1939. That’s bad news looking backwards, but quite likely to be good news looking forward, because, according to Leuthold, since 1926, when trailing ten-year compound annual returns have been 1% or less, subsequent ten-year compounded annual returns have averaged 10.7%, in a range of 7.2% to 15.6%.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	ix

On that cheerful note, we’ll wish you and yours a happy and prosperous New Year, and, as always, we thank you for your support and welcome your comments.

David E. Nelson, CFA

Chairman, Investment Policy Committee

Legg Mason Capital Management

January 20, 2009

DJIA: 7949.09

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

x	Investment Commentary

All investments are subject to risk including possible loss of principal.

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued. The Fund may focus its investments in certain regions or industries, thereby increasing its potential vulnerability to market volatility.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio manager, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio manager, Legg Mason Investors Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness. Predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
B	Source: Bloomberg, Wilshire, Russell.
C

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

D	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
E	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.
F

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

G	The Dow Jones Wilshire 5000 Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. equity securities with readily available price data.
H	The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.
I

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xi

J	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
K	The NIKKEI 225 Index is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange.
L	Source: Bloomberg.
M

The FTSE 100 Index comprises the 100 most highly capitalized blue-chip companies, representing approximately 81% of the UK market. It is used extensively as a basis for investment products, such as derivatives and exchange-traded funds.

N

The DAX Index is a total return index of 30 selected German blue-chip stocks traded on the Frankfurt Stock Exchange. The equities use free float shares in the index calculation. The Index has a base value of 1,000 as of December 31, 1987. As of June 18, 1999 only XETRA equity prices are used to calculate all DAX indices.

O

The CAC 40 Index is a narrow-based, modified capitalization-weighted index of 40 companies listed on the Paris Bourse. The Index was developed with a base level of 1,000 as of December 31, 1987. As of December 1, 2003, the Index has become a free float weighted index.

P	The MICEX Index is the real-time cap-weighted Russian composite index. It comprises the 30 most liquid stocks of Russia’s largest and most developed companies from 10 main economy sectors.
Q

The Hang Seng Index is a free-float capitalization-weighted index of a selection of companies from the Stock Exchange of Hong Kong. The components of the Index are divided into four sub-indices: Commerce and Industry, Finance, Utilities and Properties.

R	The Kospi Index is a capitalization-weighted index of all common shares on the Korean Stock Exchanges.
S	The Shanghai Stock Exchange Composite Index is a capitalization-weighted index. The Index tracks the daily price performance of all A-shares and B-shares listed on the Shanghai Stock Exchange.
T

The Bombay Stock Exchange Sensitive Index (Sensex) is a cap-weighted index. The selection of the index members has been made on the basis of liquidity, depth, and floating-stock-adjustment depth and industry representation. Sensex has a base date and value of 100 in 1978-1979. The index uses free float.

U	The inception date of the Primary Class is September 1, 1993. The inception date of the Institutional Class is June 14, 2001. Index returns are for periods beginning August 31, 1993.
V	On February 1, 2009, Primary Class shares were renamed Class C shares.
W

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Large-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds.

X	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
Y	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.
Z	The price-to-book ratio (“P/B”) is a stock’s price divided by the stock’s per share book value.
AA	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
BB	The TED spread is the price difference between three-month futures contracts for U.S. Treasuries and three-month contracts euros having identical expiration months.
CC	The Volatility Index (“VIX”) is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index.

N/A — Not applicable.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xii	Investment Commentary

U.S. Small-Capitalization Value Trust

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Ten Years	Since InceptionA
U.S. Small-Capitalization Value Trust:
Primary ClassB	–24.58%	–31.06%	–12.09%	–3.42%	+3.15%	+1.61%
Institutional Class	–24.42%	–30.39%	–11.23%	–2.40%	+4.20%	+2.73%
Russell 2000 IndexC	–26.12%	–33.79%	–8.29%	–0.93%	+3.02%	+2.16%
Russell 2000 Value IndexD	–24.89%	–28.92%	–7.49%	+0.27%	+6.11%	+4.61%
Russell 1000 IndexE	–22.48%	–37.60%	–8.66%	–2.04%	–1.09%	+0.15%
Russell 1000 Value IndexF	–22.18%	–36.85%	–8.32%	–0.79%	+1.36%	+1.70%
Lipper Small-Cap Value
Funds Category AverageG	–25.95%	–33.45%	–9.59%	–0.90	+5.41%	+3.94%

The performance data quoted represents past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Class CB, please visit www.leggmason.com/individualinvestors. For the Institutional Class, please visit www.lminsititutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The expense ratios for the C and Institutional Classes were 2.27% and 1.26%, respectively, as indicated in the Fund’s most current prospectus dated February 1, 2009. These expenses include management fees, 12b-1 distribution and service fees and other expenses.

On February 1, 2009, Primary Class shares were renamed Class C shares. In addition, on February 1, 2009, the class began to charge a contingent deferred sales charge of 1% for shares purchased by investors on and after that date and redeemed within one year of purchase.

Market Commentary

2008 was a disastrous year for equity investors as global markets plunged, particularly in the fourth quarter, and would have been far worse if not for a paring of losses in late November and December. The year will be remembered for the transformation of the modern day investment bank and other financial firms as excessive leverage tied to high risk mortgage-based derivatives toppled Lehman Brothers, Bear Stearns and AIG, to

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xiii

name a few. The credit crisis came to a head in mid-March when the first major investment bank tested the limits of “too big to fail.” As mortgage assets depreciated, Bear Stearns saw the financial market’s faith in its viability rapidly erode to the point where they could no longer raise capital. Bear Stearns would have gone under if not for the Federal Reserve Board (“Fed”) H-facilitated rescue by JPMorgan Chase. Several investment houses could not maintain their former structure as Lehman Brothers went from troubled to bankrupt in the second week of September, while others were acquired or restructured to regulated banks in the second half of the year.

After the Lehman bankruptcy, credit markets, from auction rate bonds to conventional mortgages to short-term lines of credit, locked up as lenders became too fearful to put capital at risk. Coordinated efforts from the Fed, U.S. Treasury and global governmental agencies sought to provide liquidity and backing to help unlock the credit markets. Unprecedented governmental response occurred as the Fed cut interest rates from 4.25% at the start of the year to near zero. In addition, the Treasury became the banker for Main Street and Wall Street when Congress intervened with the $700 billion Troubled Asset Relief Program (“TARP”) in an effort to unfreeze credit and recapitalize the banking system. The Volatility Index (“VIX”)I reached record highs in October, credit spreads widened dramatically and credit remained tight. Volatility was especially evident in the prices of commodities, and oil in particular. Oil began the year near $100 per barrel, reached a peak of over $145 in July, then plummeted to nearly $30 before closing the year at just over $44. After years of resiliency, consumers finally retrenched as consumer confidence hit record lows and the holiday shopping period was the worst in decades. The National Bureau of Economic Research confirmed in their early December announcement that the economy had entered recession in December of 2007. U.S. employers reduced their labor forces by 2.5 million jobs in 2008, the largest loss since 1945, with over half a million jobs lost in December alone, pushing the unemployment rate to 7.2% On the housing front, the Case-Shiller Home Price Index reported a year-over-year 18% decline in home prices as of October. In the last weeks of December 2008, it emerged that Bernard Madoff had defrauded investors of a reported $50 billion in the world’s largest Ponzi scheme, adding further pain and uncertainty to an enormously disappointing year.

The Russell 2000 Index delivered the worst showing of the last 25 years in 2008 with a 33.8% loss. The Russell 2000 Value Index fared somewhat better with a 28.9% decline. Compared to the larger cap segment, as represented by the Russell 1000 Index with a return of –37.6% and the Russell 1000 Value Index with a return of -36.9%, the smaller companies fared better in this devastating equity market. Markets bounced from oversold levels producing gains in December. The Russell 2000 Value Index gained 6.2%, the Russell 2000 Index gained 5.8%, the Russell 1000 Index gained back 1.6% and the Russell 1000 Value Index was up 1.4%. While financial difficulties plagued the markets for most of 2008, the most damage was done in the fourth quarter in which the Russell 1000 Index returned –22.5%, Russell 1000 Value Index –22.2%, Russell 2000 Index –26.1% and Russell 2000 Value Index returned –24.9%.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xiv	Investment Commentary

The Fund slightly outperformed the Russell 2000 Value Index for the fourth quarter and ended the year trailing the Index by approximately 2%. Underperformance in our Specialty Retail and Household Durables detracted from overall Consumer Discretionary relative returns. Fearing the current economic situation, consumers saved their money and significantly cut back on holiday and household spending. Poor performance in Information Technology and Industrials holdings also detracted from quarter results as capital projects and purchases were curtailed in the quarter due to economic pressures. Overweighting in the Consumer Discretionary and Energy sectors, along with lagging Information Technology holdings, detracted from relative results. Finance provided the most relative return in the quarter and year, as defensive behavior in Financials along with a double weight in relatively strong insurance stocks, aided performance. Within the Russell 2000 Value Index, real estate investment trusts (“REITs”)J were down almost 37% for the year. The portfolio does not hold REITs per our standard strategy, which was beneficial for the year and quarter.

Financials are now the largest relative underweight while still the largest absolute exposure after we sold smaller regional banks. These smaller banks held up considerably better than their large-cap counterparts by largely avoiding complex and high-risk investments. We have also begun selling insurance companies into favorable performance as they reached our valuation targets in December. Industrials are the second largest absolute weight and the largest relative overweight compared to the Russell 2000 Value Index, and now represent a quarter of the portfolio. Purchasing attractive Capital Goods companies in the Aerospace and Defense, Building Products and Industrial Machinery industries accounts for this increase as dire economic outlooks have driven these quality securities to desirable valuation levels. Price declines in the portfolio and benchmark led to a decrease in Consumer Discretionary exposure. Energy holdings are above the benchmark weight, but lower than their relative level in the second quarter when oil prices were at their peak. Selling Energy stocks into price strength earlier in the year reduced the exposure. Through the year, we have been selling defensive Gas and Electric Utilities resulting in the second largest relative underweight. Market capitalization characteristics are in line with the Russell 2000 Value Index’s $1.2 billion weighted average and $550 million median, while trading at a discount to the Index’s price-to-earnings (“P/E”)K and price-to-book (“P/B”)L ratios.

Outlook

Although the fourth quarter and full year performance of the U.S. equity markets were some of the worst periods on record, we believe there is legitimate reason to be optimistic. In past downturns, the markets have discounted an eventual recovery and began to rally months before the downturn ended. We may already be seeing this as the broader markets have bounced approximately 20% from the November 20th closing low; however, false rallies are typical as a market finds a bottom. In past cycles, small-cap value, in particular, has often been the first to rebound and the strongest relative performer as the economy stabilizes and smaller, higher quality and inexpensive companies often recover in anticipation of growth. In December, small-cap value was the leading performer and, although a month does not necessarily make a trend, it is nonetheless encouraging.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary	xv

In December, credit markets started showing signs of thawing and responding to the Fed’s injection of liquidity and aggressive easing. Other potential catalysts for market stabilization and recovery are record levels of cash on the sidelines, historically low interest and mortgage rates, improved housing affordability and aggressive stimulus plans from the incoming administration. While no two economic or market events are the same, we have been working together for over two decades and gained significant experience in changing environments. Through our research and experience, we have learned that adherence to our small-cap value discipline while avoiding adverse price momentum will reward our investors in the long term. We continue to hold true to this belief and currently have the opportunity to purchase what we believe are quality investments at greatly discounted prices.

We continue to build on our accelerated quantitative research efforts of the last few years, using our increased quantitative resources. As you know, in 2008 we implemented enhancements to our small-cap portfolios based on our P/B and stock price momentum research. Like the market overall, these factors had volatile returns through the year, and the addition of P/B and momentum at times benefited performance and other times detracted. The overall net impact over this short period was small in terms of total return, though contributing to lower volatility of returns relative to the benchmarks. We remain confident that over the long term, these enhancements will benefit the Fund’s performance level while reducing volatility, particularly to the downside, against the benchmarks.

2008 has been a difficult year for everyone in the investment community. Despite the rough markets, we retain our long-term focus in managing the Fund. Such a focus will help us to take advantage of the opportunities that we believe will arise out of the current difficulties. We wish you a prosperous year and welcome your questions. Thank you.

Henry F. Otto

Steven M. Tonkovich

January 20, 2009

DJIA: 7949.09

Investment risks: A fund that invests in small companies may involve higher risk than a fund that invests in larger, more established companies. Small companies may have limited product lines, market, or financial resources. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in large-cap companies or other asset classes.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

xvi	Investment Commentary

The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio manager may remain undervalued.

The views expressed in this commentary reflect those solely of the portfolio managers as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions, and the portfolio managers, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by the portfolio managers, Legg Mason Investors Trust, Inc. and Legg Mason Investor Services, LLC as to its accuracy or completeness.

References to particular securities are intended only to explain the rationale for the Adviser’s action with respect to such securities. Such references do not include all material information about such securities, including risks, and are not intended to be recommendations to take any action with respect to such securities.

A	The inception date of the Primary Class is June 15, 1998. The inception date of the Institutional Class is June 19, 1998. Index returns are for periods beginning May 31, 1998.
B	On February 1, 2009, Primary Class shares were renamed Class C shares.
C

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

D	The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
E

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

F	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
G

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Small-Cap Value Funds Category Average is comprised of the Fund’s peer group of mutual funds.

H

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

I

The Volatility Index (“VIX”) is calculated by taking a weighted average of the implied volatility from eight calls and puts on the S&P 100 Index. The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.

J	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.
K	The price-to-earnings (“P/E”) ratio is a stock’s price divided by its earnings per share.
L	The price-to-book ratio (“P/B”) is a stock’s price divided by the stock’s per share book value.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Investors Trust’s quarterly report for American Leading Companies Trust and U.S. Small-Capitalization Value Trust, for the three months ended December 31, 2008.

Total returns for various periods ended December 31, 2008 are:

	Total Returns
	3 Months	12 Months
American Leading Companies Trust:
Primary ClassA	–27.23%	–49.53%
Institutional Class	–27.04%	–49.02%
U.S. Small-Capitalization Value Trust:
Primary Class	–24.58%	–31.06%
Institutional Class	–24.42%	–30.39%

The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Class CA, please visit www.leggmason.com/individualinvestors. For the Institutional Class, please visit www.lminsititutionalfunds.com. The investment return and principal value of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The market environment of the past 12 months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about each Fund’s performance over longer periods of time is shown in the respective Performance Information sections within this report. For more information about the Funds’ share classes included in this report, please contact your financial advisor.

2	Quarterly Report to Shareholders

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

This is my first letter to you as Chairman of the Funds. In November, the Funds’ Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Funds. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

Sincerely,

Mark R. Fetting Chairman	David R. Odenath President

February 24, 2009

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

Quarterly Report to Shareholders	3

Performance Information

American Leading Companies Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

4	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–49.53%	–49.53%
Five Years	–33.83%	–7.93%
Ten Years	–28.30%	–3.27%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	5

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–49.02%	–49.02%
Five Years	–30.44%	–7.00%
Life of Class*	–26.59%	–4.01%
* Inception date: June 14, 2001

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for the periods beginning May 31, 2001.

6	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Composition (As of December 31, 2008)B

(As a percentage of the portfolio)

Top 10 Holdings (As of December 31, 2008)

Security	% of Net Assets
UnitedHealth Group Inc.	5.4%
General Electric Co.	4.3%
UAL Corp.	4.2%
Hewlett-Packard Co.	3.9%
International Business Machines Corp.	3.9%
Phillip Morris International Inc.	3.8%
Nokia Oyj – ADR	3.6%
Texas Instruments Inc.	3.5%
WellPoint Inc.	3.3%
Johnson and Johnson	3.3%

B	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Quarterly Report to Shareholders	7

American Leading Companies Trust

Selected Portfolio PerformanceC

Strongest performers for the quarter ended December 31, 2008D
1.	UAL Corp.	+25.4%
2.	UnitedHealth Group Inc.	+4.8%
3.	Exxon Mobil Corp.	+3.4%
4.	Pfizer Inc.	–2.2%
5.	Amgen Inc.	–2.6%
6.	Philip Morris International Inc.	–8.4%
7.	WellPoint Inc.	–9.9%
8.	Accenture Ltd.	–12.4%
9.	Johnson and Johnson	–13.0%
10.	Nokia Oyj – ADR	–16.4%

Weakest performers for the quarter December 31, 2008D
1.	Citigroup Inc.	–66.9%
2.	Bank of America Corp.	–58.9%
3.	Health Net Inc.	–53.9%
4.	Merrill Lynch and Co. Inc.	–53.0%
5.	Noble Corp.	–49.6%
6.	Baker Hughes Inc.	–46.8%
7.	eBay Inc.	–37.6%
8.	Capital One Financial Corp.	–36.8%
9.	General Electric Co.	–35.3%
10.	The TJX Cos. Inc.	–32.3%

C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire quarter.

8	Quarterly Report to Shareholders

Performance Information — Continued

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarter
Aetna Inc.	Lennar Corp.
Alcoa Inc.	Lloyds TSB Group PLC
AT&T Inc.	National City Corp.
CBS Corp.	Pulte Homes Inc.
ConocoPhillips	Sears Holdings Corp.
Hartford Financial Services Group Inc.	Sprint Nextel Corp.
National Oilwell Varco Inc.
NYSE Euronext
Prudential Financial Inc.
State Street Corp.
The Goldman Sachs Group Inc.
The Mosaic Co.
United States Steel Corp.

Quarterly Report to Shareholders	9

Portfolio of Investments

American Leading Companies Trust

December 31, 2008 (Unaudited)

	Shares	Value
Common Stocks and Equity Interests — 98.7%

Consumer Discretionary — 5.7%
Media — 3.2%
CBS Corp.	220,000	$1,801,800
Time Warner Inc.	569,000	5,724,140

		7,525,940

Specialty Retail — 2.5%
The TJX Cos. Inc.	293,000	6,027,010

Consumer Staples — 7.3%
Food Products — 2.3%
Kraft Foods Inc.	200,000	5,370,000

Tobacco — 5.0%
Altria Group Inc.	190,000	2,861,400
Philip Morris International Inc.	210,000	9,137,100

		11,998,500

Energy — 8.9%
Energy Equipment and Services — 4.3%
Baker Hughes Inc.	78,000	2,501,460
National Oilwell Varco Inc.	82,000	2,004,080	A
Noble Corp.	88,000	1,943,920
Transocean Ltd.	80,000	3,780,000	A

		10,229,460

Oil, Gas and Consumable Fuels — 4.6%
Anadarko Petroleum Corp.	50,000	1,927,500
Apache Corp.	38,000	2,832,140
ConocoPhillips	30,000	1,554,000
Devon Energy Corp.	46,000	3,022,660
Exxon Mobil Corp.	20,000	1,596,600

		10,932,900

10	Quarterly Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares	Value
Financials — 13.0%
Capital Markets — 2.8%
Merrill Lynch and Co. Inc.	115,000	$1,338,600
State Street Corp.	70,000	2,753,100
The Goldman Sachs Group Inc.	30,000	2,531,700

		6,623,400

Consumer Finance — 0.7%
Capital One Financial Corp.	54,750	1,745,978

Diversified Financial Services — 8.4%
Bank of America Corp.	488,000	6,871,040
Citigroup Inc.	697,500	4,680,225
J.P. Morgan Chase and Co.	240,000	7,567,200
NYSE Euronext	30,000	821,400

		19,939,865

Insurance — 1.1%
Hartford Financial Services Group Inc.	82,500	1,354,650
Prudential Financial Inc.	40,000	1,210,400

		2,565,050

Health Care — 18.8%
Biotechnology — 2.8%
Amgen Inc.	117,000	6,756,750	A

Health Care Providers and Services — 10.7%
Aetna Inc.	40,000	1,140,000
Health Net Inc.	350,000	3,811,500	A
UnitedHealth Group Inc.	480,000	12,768,000
WellPoint Inc.	185,000	7,794,050	A

		25,513,550

Quarterly Report to Shareholders	11

	Shares	Value
Health Care — Continued
Pharmaceuticals — 5.3%
Johnson and Johnson	130,000	$7,777,900
Pfizer Inc.	270,000	4,781,700

		12,559,600

Industrials — 16.3%
Aerospace and Defense — 5.0%
General Dynamics Corp.	101,900	5,868,421
Lockheed Martin Corp.	72,000	6,053,760

		11,922,181

Airlines — 4.2%
UAL Corp.	900,000	9,918,000

Industrial Conglomerates — 4.3%
General Electric Co.	630,500	10,214,100

Machinery — 2.8%
Caterpillar Inc.	152,500	6,812,175

Information Technology — 24.8%
Communications Equipment — 3.6%
Nokia Oyj — ADR	544,703	8,497,367

Computers and Peripherals — 7.8%
Hewlett-Packard Co.	258,250	9,371,892
International Business Machines Corp.	110,800	9,324,928

		18,696,820

Electronic Equipment, Instruments & Components — 1.7%
Jabil Circuit Inc.	600,000	4,050,000

12	Quarterly Report to Shareholders

Portfolio of Investments — Continued

American Leading Companies Trust — Continued

	Shares	Value
Information Technology — Continued
Internet Software and Services — 3.4%
eBay Inc.	352,000	$4,913,920	A
Yahoo! Inc.	260,500	3,178,100	A

		8,092,020

IT Services — 2.0%
Accenture Ltd.	144,000	4,721,760

Semiconductors and Semiconductor Equipment — 3.5%
Texas Instruments Inc.	540,000	8,380,800

Software — 2.8%
Microsoft Corp.	346,000	6,726,240

Materials — 2.6%
Chemicals — 1.0%
The Mosaic Co.	70,000	2,422,000

Metals and Mining — 1.6%
Alcoa Inc.	130,000	1,463,800
United States Steel Corp.	60,000	2,232,000

		3,695,800

Quarterly Report to Shareholders	13

	Shares	Value
Telecommunication Services — 1.3%
Diversified Telecommunication Services — 1.3%
AT&T Inc.	110,000	$3,135,000

Total Common Stocks and Equity Interests (Cost — $266,162,658)		235,072,266

Total Investments — 98.7% (Cost — $266,162,658)B		235,072,266
Other Assets Less Liabilities — 1.3%		3,132,379

Net Assets — 100.0%		$238,204,645

Net Asset Value Per Share:
Primary Class		$11.37

Institutional Class		$11.86

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$55,566,446
Gross unrealized depreciation	$(86,656,838)

Net unrealized appreciation	$(31,090,392)

ADR — American Depository Receipt

14	Quarterly Report to Shareholders

Performance Information

U.S. Small-Capitalization Value Trust

The graphs on the following pages compare the Fund’s total returns to those of a closely matched broad-based securities market index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in the Institutional Class, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Quarterly Report to Shareholders	15

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–31.06%	–31.06%
Five Years	–15.96%	–3.42%
Ten Years	+36.39%	+3.15%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

16	Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	–30.39%	–30.39%
Five Years	–11.44%	–2.40%
Ten Years	+50.93%	+4.20%

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders	17

Portfolio Composition (as of December 31, 2008)A

(As a percentage of the portfolio)

Top Ten Holdings (as of December 31, 2008)

Security	% of Net Assets
Lennox International Inc.	1.6%
Del Monte Foods Co.	1.6%
IDACORP Inc.	1.4%
Rent-A-Center Inc.	1.2%
Olin Corp.	1.2%
Safety Insurance Group Inc.	1.2%
CNA Surety Corp.	1.2%
SkyWest Inc.	1.2%
Delphi Financial Group Inc.	1.1%
JAKKS Pacific Inc.	1.0%

A	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

18	Quarterly Report to Shareholders

Performance Information — Continued

U.S. Small Cap Value TrustB

Selected Portfolio PerformanceC

Strongest performers for the quarter ended December 31, 2008D
1.	Alaska Air Group Inc.	+43.5%
2.	Catapult Communications Corp.	+36.6%
3.	Tower Group Inc.	+20.0%
4.	CH Energy Group Inc.	+19.5%
5.	Prestige Brands Holdings Inc.	+18.8%
6.	AMERIGROUP Corp.	+17.0%
7.	SkyWest Inc.	+16.7%
8.	VSE Corp.	+16.5%
9.	CNA Surety Corp.	+15.0%
10.	American Physicians Capital Inc.	+13.9%

Weakest performers for the quarter ended December 31, 2008D
1.	La-Z-Boy Inc.	–76.6%
2.	Stone Energy Corp.	–74.0%
3.	CAI International Inc.	–71.3%
4.	Red Lion Hotels Corp.	–70.3%
5.	First Place Financial Corp.	–69.6%
6.	The Meridian Resource Corp.	–69.0%
7.	GeoMet Inc.	–68.4%
8.	Hardinge Inc.	–68.1%
9.	Jones Apparel Group Inc.	–67.7%
10.	Guaranty Bancorp	–67.2%

B	Portfolio changes are not reported for U.S. Small-Cap due to the Fund’s high volume of trading.
C	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
D	Securities held for the entire quarter.

Quarterly Report to Shareholders	19

Portfolio of Investments

U.S. Small-Capitalization Value Trust

December 31, 2008 (Unaudited)

	Shares	Value
Common Stocks and Equity Interests — 98.0%

Consumer Discretionary — 13.1%
Auto Components — 0.6%
ArvinMeritor Inc.	10,200	$29,070
Dorman Products Inc.	10,280	135,696	A
Hawk Corp.	3,500	58,100	A
Modine Manufacturing Co.	13,360	65,063
Standard Motor Products Inc.	5,100	17,646
Superior Industries International Inc.	9,580	100,782

		406,357

Distributors — 0.2%
Audiovox Corp.	8,050	40,331	A
Core-Mark Holding Co. Inc.	3,170	68,218	A

		108,549

Diversified Consumer Services — 0.6%
Pre-Paid Legal Services Inc.	11,100	413,919	A

Hotels, Restaurants and Leisure — 1.8%
CEC Entertainment Inc.	3,589	87,033	A
Cracker Barrel Old Country Store Inc.	24,910	512,897
Domino’s Pizza Inc.	6,490	30,568	A
Dover Downs Gaming and Entertainment Inc.	5,390	17,140
Frisch’s Restaurants Inc.	5,300	99,905
Landry’s Restaurants Inc.	1,820	21,112
Red Lion Hotels Corp.	4,600	10,948	A
Speedway Motorsports Inc.	18,050	290,786
The Steak n Shake Co.	11,600	69,020	A

		1,139,409

Household Durables — 1.5%
Bassett Furniture Industries Inc.	3,030	10,151
CSS Industries Inc.	15,880	281,711
Ethan Allen Interiors Inc.	22,970	330,079
Helen of Troy Ltd.	8,300	144,088	A
Hooker Furniture Corp.	2,780	21,295
Jarden Corp.	11,200	128,800	A

20	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Consumer Discretionary — Continued
Household Durables — Continued
La-Z-Boy Inc.	13,030	$28,275
The Dixie Group Inc.	2,200	3,366	A

		947,765

Internet and Catalog Retail — 0.3%
dELiA*s Inc.	9,700	21,340	A
NutriSystem Inc.	11,600	169,244

		190,584

Leisure Equipment and Products — 1.5%
Arctic Cat Inc.	4,800	22,992
JAKKS Pacific Inc.	31,140	642,418	A
Nautilus Inc.	11,000	24,310	A
Polaris Industries Inc.	7,760	222,324
RC2 Corp.	5,700	60,819	A

		972,863

Media — 0.5%
Alloy Inc.	5,300	22,419	A
Cox Radio Inc.	8,850	53,189	A
Fisher Communications Inc.	2,900	59,856
Lakes Entertainment Inc.	10,200	41,004	A
Scholastic Corp.	10,190	138,380

		314,848

Specialty Retail — 4.3%
America’s Car-Mart Inc.	4,250	58,692	A
Big 5 Sporting Goods Corp.	6,600	34,386
Cabela’s Inc.	20,300	118,349	A
Conn’s Inc.	24,590	208,523	A
Destination Maternity Corp.	1,800	14,130	A
Genesco Inc.	7,500	126,900	A
Group 1 Automotive Inc.	3,260	35,110
Gymboree Corp.	8,700	226,983	A
Haverty Furniture Cos. Inc.	7,000	65,310
hhgregg Inc.	2,000	17,360	A
Jos. A Bank Clothiers Inc.	5,948	155,540	A

Quarterly Report to Shareholders	21

	Shares	Value
Consumer Discretionary — Continued
Specialty Retail — Continued
Penske Automotive Group Inc.	13,830	$106,214
Rent-A-Center Inc.	44,620	787,543	A
REX Stores Corp.	3,195	25,784	A
Shoe Carnival Inc.	4,910	46,891	A
Stage Stores Inc.	18,385	151,676
Syms Corp.	4,500	39,960	A
Systemax Inc.	14,300	154,011
The Dress Barn Inc.	18,490	198,583	A
The Finish Line Inc.	4,350	24,360
The Wet Seal Inc.	37,700	111,969	A
West Marine Inc.	8,600	36,464	A

		2,744,738

Textiles, Apparel and Luxury Goods — 1.8%
Brown Shoe Co. Inc.	15,430	130,692
Columbia Sportswear Co.	9,140	323,282
Culp Inc.	1,940	3,841	A
Jones Apparel Group Inc.	25,520	149,547
K-Swiss Inc.	6,030	68,742
Lakeland Industries Inc.	1,480	11,973	A
Maidenform Brands Inc.	16,540	167,881	A
Movado Group Inc.	4,400	41,316
Oxford Industries Inc.	3,800	33,326
Perry Ellis International Inc.	4,750	30,115	A
R.G. Barry Corp.	3,200	16,640	A
Skechers U.S.A. Inc.	11,460	146,917	A
Unifi Inc.	16,690	47,066	A

		1,171,338

Consumer Staples — 4.1%
Food and Staples Retailing — 0.3%
Ingles Markets Inc.	5,000	87,950
The Andersons Inc.	5,510	90,805

		178,755

22	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Consumer Staples — Continued
Food Products — 2.5%
Cal-Maine Foods Inc.	10,400	$298,480
Chiquita Brands International Inc.	16,700	246,826	A
Del Monte Foods Co.	141,180	1,008,025
John B. Sanfilippo and Son Inc.	3,000	16,170	A
Omega Protein Corp.	4,800	19,248	A

		1,588,749

Household Products — 0.1%
Central Garden and Pet Co.	15,800	93,220	A

Personal Products — 0.8%
Elizabeth Arden Inc.	2,740	34,552	A
NBTY Inc.	13,120	205,328	A
Nutraceutical International Corp.	9,390	72,209	A
Parlux Fragrances Inc.	8,020	23,418	A
Prestige Brands Holdings Inc.	15,300	161,415	A
Schiff Nutrition International Inc.	3,140	18,746	A

		515,668

Tobacco — 0.4%
Universal Corp.	9,560	285,557

Energy — 4.2%
Energy Equipment and Services — 3.0%
Allis-Chalmers Energy Inc.	7,580	41,690	A
Basic Energy Services Inc.	12,600	164,304	A
Bristow Group Inc.	7,840	210,034	A
Bronco Drilling Co. Inc.	8,660	55,944	A
Cal Dive International Inc.	38,295	249,300	A
Complete Production Services Inc.	9,500	77,425	A
Gulf Island Fabrication Inc.	4,400	63,404
Gulfmark Offshore Inc.	12,090	287,621	A
Hornbeck Offshore Services Inc.	3,900	63,726	A
Parker Drilling Co.	35,370	102,573	A
PHI Inc.	3,700	51,837	A

Quarterly Report to Shareholders	23

	Shares	Value
Energy — Continued
Energy Equipment and Services — Continued
Pioneer Drilling Co.	15,200	$84,664	A
Precision Drilling Trust	5,398	45,289
SEACOR Holdings Inc.	6,370	424,561	A

		1,922,372

Oil, Gas and Consumable Fuels — 1.2%
Adams Resources and Energy Inc.	1,300	22,100
GeoMet Inc.	10,100	17,372	A
GeoResources Inc.	3,700	32,153	A
Overseas Shipholding Group Inc.	3,400	143,174
Stone Energy Corp.	5,750	63,365	A
Swift Energy Co.	9,640	162,048	A
The Meridian Resource Corp.	24,000	13,680	A
USEC Inc.	28,500	127,965	A
World Fuel Services Corp.	4,700	173,900

		755,757

Financials — 31.8%
Capital Markets — 1.4%
Cowen Group Inc.	5,500	34,320	A
Evercore Partners Inc.	4,600	57,454
FBR Capital Markets Corp.	10,400	50,544	A
JMP Group Inc.	1,600	8,880
LaBranche Co. Inc.	23,600	113,044	A
Penson Worldwide Inc.	10,600	80,772	A
Piper Jaffray Cos. Inc.	7,400	294,224	A
Sanders Morris Harris Group Inc.	10,160	60,859
thinkorswim Group Inc.	21,000	118,020	A
TradeStation Group Inc.	12,180	78,561	A

		896,678

Commercial Banks — 8.3%
1st Source Corp.	2,550	60,257
American National Bankshares Inc.	8,660	147,220
Ameris Bancorp	4,840	57,354
BancTrust Financial Group Inc.	5,300	78,228

24	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Financials — Continued
Commercial Banks — Continued
Bank of Florida Corp.	4,600	$19,366	A
Cadence Financial Corp.	2,940	13,700
Camden National Corp.	10,740	289,765
Capitol Bancorp Ltd.	3,300	25,740
Cathay General Bancorp	6,800	161,500
Center Financial Corp.	6,500	40,105
Central Pacific Financial Corp.	10,400	104,416
City Bank	4,100	21,320
F.N.B. Corp.	7,190	94,908
First M&F Corp.	9,766	78,616
First Merchants Corp.	6,850	152,139
First Midwest Bancorp Inc.	8,090	161,557
First United Corp.	7,386	99,563
Firstbank Corp.	1,091	9,164
German American Bancorp Inc.	5,525	62,930
Greene Bancshares Inc.	5,143	69,643
Guaranty Bancorp	10,640	21,280	A
International Bancshares Corp.	1,186	25,890
MB Financial Inc.	4,900	136,955
Merchants Bancshares Inc.	1,940	36,453
Nara Bancorp Inc.	2,830	27,819
National Penn Bancshares Inc.	20,743	300,981
Northrim BanCorp Inc.	8,060	82,696
Old Point Financial Corp.	1,401	26,801
Oriental Financial Group Inc.	4,600	27,830
PAB Bankshares Inc.	6,675	29,370
Pacific Capital Bancorp	7,910	133,521
Peoples Bancorp Inc.	10,568	202,166
Prosperity Bancshares Inc.	4,840	143,216
Renasant Corp.	8,322	141,724
Sierra Bancorp	5,340	112,140
Southwest Bancorp Inc.	9,560	123,898
StellarOne Corp.	5,400	91,260
Sun Bancorp Inc	8,576	64,234	A
Susquehanna Bancshares Inc.	21,840	347,474

Quarterly Report to Shareholders	25

	Shares	Value
Financials — Continued
Commercial Banks — Continued
Umpqua Holdings Corp.	23,600	$341,492
United Community Banks Inc.	17,111	232,364
WesBanco Inc.	6,770	184,212
Whitney Holding Corp.	33,670	538,383
Wilshire Bancorp Inc.	5,000	45,400
Wintrust Financial Corp.	7,390	152,012

		5,317,062

Consumer Finance — 1.5%
AmeriCredit Corp.	40,170	306,899	A
Cash America International Inc.	5,800	158,630
Credit Acceptance Corp.	12,460	170,702	A
Dollar Financial Corp.	6,760	69,628	A
Nelnet Inc.	11,770	168,664
World Acceptance Corp.	6,340	125,278	A

		999,801

Diversified Financial Services — 0.5%
Asset Acceptance Capital Corp.	11,910	60,860	A
Encore Capital Group Inc.	5,500	39,600	A
Financial Federal Corp.	3,780	87,960
Medallion Financial Corp.	6,820	52,037
NewStar Financial Inc.	14,100	56,259	A

		296,716

Insurance — 16.6%
American Equity Investment Life Holding Co.	49,380	345,660
American Physicians Capital Inc.	2,890	139,009
American Physicians Service Group Inc.	2,824	60,744
American Safety Insurance Holdings Ltd.	4,000	52,840	A
Amerisafe Inc.	6,800	139,604	A
Amtrust Financial Services Inc.	18,200	211,120
Argo Group International Holdings Ltd.	14,792	501,745	A
Baldwin and Lyons Inc.	3,830	69,668
CNA Surety Corp.	40,170	771,264	A

26	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Financials — Continued
Insurance — Continued
Delphi Financial Group Inc.	39,155	$722,018
Donegal Group Inc.	1,572	26,079
Eastern Insurance Holdings Inc.	2,680	21,520
EMC Insurance Group Inc.	3,852	98,804
Employers Holdings Inc.	14,800	244,200
FBL Financial Group Inc.	9,080	140,286
First Acceptance Corp.	21,200	61,480	A
First Mercury Financial Corp.	7,100	101,246	A
Flagstone Reinsurance Holdings Ltd.	20,000	195,400
FPIC Insurance Group Inc.	2,410	105,510	A
Hallmark Financial Services Inc.	5,750	50,428	A
Harleysville Group Inc.	4,790	166,357
Hilltop Holdings Inc.	17,300	168,502	A
Horace Mann Educators Corp.	6,770	62,216
Infinity Property and Casualty Corp.	9,240	431,785
IPC Holdings Ltd.	15,590	466,141
Max Capital Group Ltd.	13,540	239,658
Meadowbrook Insurance Group Inc.	43,060	277,306
Mercer Insurance Group Inc.	1,730	21,867
Montpelier Re Holdings Ltd.	23,420	393,222
National Western Life Insurance Co.	2,920	493,976
Navigators Group Inc.	6,670	366,250	A
Nymagic Inc.	7,480	142,494
OneBeacon Insurance Group Ltd.	6,500	67,860
Platinum Underwriters Holdings Ltd.	9,780	352,862
PMA Capital Corp.	11,510	81,491	A
Presidential Life Corp.	29,960	296,304
RLI Corp.	2,850	174,306
Safety Insurance Group Inc.	20,305	772,808
SeaBright Insurance Holdings	8,480	99,555	A
Selective Insurance Group Inc.	7,810	179,083
Specialty Underwriters’ Alliance Inc.	5,850	15,386	A
State Auto Financial Corp.	7,030	211,322
Stewart Information Services Corp.	4,200	98,658
Tower Group Inc.	7,000	197,470

Quarterly Report to Shareholders	27

	Shares	Value
Financials — Continued
Insurance — Continued
Unico American Corp.	4,750	$41,848	A
United America Indemnity Ltd.	7,460	95,563	A
United Fire and Casualty Co.	13,176	409,378
Zenith National Insurance Corp.	10,380	327,697

		10,709,990

Real Estate Management and Development — N.M.
Market Leader Inc.	7,400	12,580	A

Thrifts and Mortgage Finance — 3.5%
Abington Bancorp Inc.	6,770	62,623
BankFinancial Corp.	5,300	54,007
Berkshire Hills Bancorp Inc.	3,670	113,256
First Defiance Financial Corp.	2,052	15,862
First Financial Holdings Inc.	3,740	75,698
First Niagara Financial Group Inc.	17,990	290,898
First Place Financial Corp.	3,962	15,174
Home Federal Bancorp Inc	4,830	51,778
Legacy Bancorp Inc.	2,500	26,425
NewAlliance Bancshares Inc.	29,320	386,144
Ocwen Financial Corp.	19,600	179,928	A
Parkvale Financial Corp.	7,850	97,497
Provident Financial Services Inc.	18,400	281,520
United Financial Bancorp Inc.	4,600	69,644
Washington Federal Inc.	16,837	251,882
Webster Financial Corp.	13,280	182,998
Westfield Financial Inc.	8,020	82,766

		2,238,100

Health Care — 3.2%
Biotechnology — 0.1%
Repligen Corp.	7,950	30,051	A
Trimeris Inc.	4,700	6,251

		36,302

28	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Health Care — Continued
Health Care Equipment and Supplies — 0.4%
AngioDynamics Inc.	6,600	$90,354	A
Cardiac Science Corp.	8,910	66,825	A
HealthTronics Inc.	8,210	18,472	A
Invacare Corp.	6,100	94,672
Theragenics Corp.	8,180	9,571	A

		279,894

Health Care Providers and Services — 2.2%
Allion Healthcare Inc.	2,500	10,300	A
AMERIGROUP Corp.	7,500	221,400	A
Cross Country Healthcare Inc.	12,000	105,480	A
Healthspring Inc.	17,700	353,469	A
LifePoint Hospitals Inc.	24,830	567,117	A
PDI Inc.	5,090	20,411	A
Universal American Financial Corp.	17,100	150,822	A

		1,428,999

Health Care Technology — N.M.
AMICAS Inc.	7,700	12,859	A

Pharmaceuticals — 0.5%
ViroPharma Inc.	23,400	304,668	A

Industrials — 23.0%
Aerospace and Defense — 1.3%
AAR Corp.	5,200	95,732	A
Astronics Corp.	2,600	23,140	A
Ceradyne Inc.	10,300	209,193	A
Esterline Technologies Corp.	4,500	170,505	A
Herley Industries Inc.	3,380	41,506	A
Kratos Defense and Security Solutions Inc.	11,100	15,540	A
Triumph Group Inc.	6,500	275,990

		831,606

Quarterly Report to Shareholders	29

	Shares	Value
Industrials — Continued
Air Freight and Logistics — 0.4%
Pacer International Inc.	24,640	$256,995

Airlines — 1.8%
Alaska Air Group Inc.	8,510	248,917	A
Republic Airways Holdings Inc.	12,370	131,988	A
SkyWest Inc.	40,550	754,230

		1,135,135

Building Products — 3.6%
Apogee Enterprises Inc.	11,900	123,284
Armstrong World Industries Inc.	15,500	335,110
Griffon Corp.	23,200	216,456	A
Insteel Industries Inc.	6,800	76,772
Lennox International Inc.	31,650	1,021,979
NCI Building Systems Inc.	6,150	100,245	A
Universal Forest Products Inc.	15,710	422,756

		2,296,602

Commercial Services and Supplies — 3.0%
American Reprographics Co.	14,000	96,600	A
ATC Technology Corp.	4,675	68,395	A
Comfort Systems USA Inc.	13,400	142,844
Deluxe Corp.	7,200	107,712
Ennis Inc.	16,510	199,936
G & K Services Inc.	3,711	75,037
GeoEye Inc.	5,090	97,881	A
Herman Miller Inc.	16,710	217,731
ICT Group Inc.	4,300	19,694	A
Kimball International Inc.	10,207	87,882
Knoll Inc.	18,500	166,870
North American Galvanizing and Coating Inc.	6,299	24,125	A
RSC Holdings Inc.	40,500	345,060	A
United Stationers Inc.	7,270	243,472	A
WCA Waste Corp.	4,540	11,396	A

		1,904,635

30	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Industrials — Continued
Construction and Engineering — 0.9%
Dycom Industries Inc.	15,400	$126,588	A
EMCOR Group Inc.	17,700	397,011	A
Michael Baker Corp.	2,300	84,893	A

		608,492

Electrical Equipment — 2.5%
A.O. Smith Corp.	14,800	436,896
Acuity Brands Inc.	10,580	369,348
Belden CDT Inc.	7,200	150,336
Regal-Beloit Corp.	16,880	641,271

		1,597,851

Industrial Conglomerates — 0.2%
Tredegar Corp.	7,400	134,532

Machinery — 3.7%
Actuant Corp.	22,900	435,558
Alamo Group Inc.	3,970	59,352
Altra Holdings Inc.	7,900	62,489	A
American Railcar Industries Inc.	5,280	55,598
Ampco-Pittsburgh Corp.	4,290	93,093
Astec Industries Inc.	7,000	219,310	A
Barnes Group Inc.	8,900	129,050
Cascade Corp.	4,000	119,440
Columbus McKinnon Corp.	5,820	79,443	A
Hardinge Inc.	2,600	10,530
Hurco Cos. Inc.	1,760	21,120	A
Lydall Inc.	6,360	36,570	A
Miller Industries Inc.	4,300	22,790	A
Mueller Industries Inc.	23,920	599,914
NACCO Industries Inc.	2,000	74,820
Tecumseh Products Co.	3,500	33,425	A
The L.S. Starrett Co.	2,170	34,937
Thermadyne Holdings Corp.	5,300	36,411	A

Quarterly Report to Shareholders	31

	Shares	Value
Industrials — Continued
Machinery — Continued
Wabash National Corp.	11,120	$50,040
Watts Water Technologies Inc.	7,500	187,275

		2,361,165

Professional Services — 1.9%
Barrett Business Services Inc.	2,400	26,160
Heidrick and Struggles International Inc.	4,320	93,053
Hudson Highland Group Inc.	8,000	26,800	A
Kelly Services Inc.	11,640	151,436
Korn/Ferry International	12,400	141,608	A
LECG Corp.	10,000	67,100	A
MPS Group Inc.	37,610	283,203	A
School Specialty Inc.	7,360	140,723	A
TrueBlue Inc.	27,350	261,740	A
Volt Information Sciences Inc.	3,510	25,377	A
VSE Corp.	1,090	42,761

		1,259,961

Road and Rail — 1.5%
Arkansas Best Corp.	4,310	129,774
Con-way Inc.	23,650	629,090
Frozen Food Express Industries Inc.	5,320	30,218
P.A.M. Transportation Services Inc.	6,580	46,060	A
Saia Inc.	10,330	112,184	A
USA Truck Inc.	2,280	31,441	A

		978,767

Trading Companies and Distributors — 2.2%
Applied Industrial Technologies Inc.	11,820	223,635
BlueLinx Holdings Inc.	8,200	15,498	A
DXP Enterprises Inc.	4,600	67,206	A
GATX Corp.	11,430	353,987
Houston Wire & Cable Co.	6,840	63,680
Interline Brands Inc.	3,650	38,800	A
Rush Enterprises Inc.	6,290	53,905	A
TAL International Group Inc.	10,020	141,282

32	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Industrials — Continued
Trading Companies and Distributors — Continued
United Rentals Inc.	26,900	$245,328	A
WESCO International Inc.	11,100	213,453	A
Willis Lease Finance Corp.	2,320	21,506	A

		1,438,280

Transportation Infrastructure — N.M.
CAI International Inc.	4,600	14,582	A

Information Technology — 10.3%
Communications Equipment — 1.2%
Bel Fuse Inc.	2,500	53,000
Black Box Corp.	7,100	185,452
Communications Systems Inc.	2,400	18,720
Globecomm Systems Inc.	8,000	43,920	A
Oplink Communications Inc.	8,100	69,660	A
Opnext Inc.	13,000	22,750	A
PC-Tel Inc.	6,000	39,420
Performance Technologies Inc.	3,230	10,788	A
Sycamore Networks Inc.	87,060	234,192	A
Symmetricom Inc.	12,400	48,980	A
Tollgrade Communications Inc.	5,100	24,378	A

		751,260

Computers and Peripherals — 0.9%
Adaptec Inc.	36,900	121,770	A
Electronics for Imaging Inc.	20,200	193,112	A
Imation Corp.	14,700	199,479
Rackable Systems Inc.	6,760	26,634	A
Super Micro Computer Inc.	10,700	67,731	A

		608,726

Electronic Equipment, Instruments & Components — 4.0%
Benchmark Electronics Inc.	49,290	629,433	A
Coherent Inc.	2,560	54,938	A
CPI International Inc.	5,880	50,921	A
CTS Corp.	13,690	75,432

Quarterly Report to Shareholders	33

	Shares	Value
Information Technology — Continued
Electronic Equipment, Instruments & Components — Continued
DDi Corp.	7,720	$23,778	A
Electro Scientific Industries Inc.	7,710	52,351	A
Methode Electronics Inc.	14,800	99,752
Multi-Fineline Electronix Inc.	7,600	88,844	A
Newport Corp.	13,000	88,140	A
PC Mall Inc.	3,500	14,035	A
Plexus Corp.	12,000	203,400	A
RadiSys Corp.	8,920	49,328	A
Richardson Electronics Ltd.	5,300	15,635
Spectrum Control Inc.	5,000	30,700	A
SYNNEX Corp.	34,480	390,658	A
Tech Data Corp.	18,260	325,758	A
TESSCO Technologies Inc.	800	6,968	A
TTM Technologies Inc.	13,400	69,814	A
Vishay Intertechnology Inc.	68,315	233,637	A
Zygo Corp.	6,000	41,460	A

		2,544,982

Internet Software and Services — 1.1%
EasyLink Services International Corp.	6,400	8,576	A
ModusLink Global Solutions Inc.	5,400	15,606	A
RealNetworks Inc.	53,020	187,161	A
Spark Networks Inc.	7,700	19,789	A
United Online Inc.	61,580	373,790
Vignette Corp.	9,300	87,513	A

		692,435

IT Services — 0.7%
Ciber Inc.	24,500	117,845	A
Computer Task Group Inc.	2,890	9,306	A
Convergys Corp.	3,800	24,358	A
CSG Systems International Inc.	10,700	186,929	A
Ness Technologies Inc.	8,040	34,411	A
TechTeam Global Inc.	3,300	19,305	A

34	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Information Technology — Continued
IT Services — Continued
The Hackett Group Inc.	14,300	$41,756	A
Tier Technologies Inc.	5,380	29,052	A

		462,962

Semiconductors and Semiconductor Equipment — 2.3%
Applied Micro Circuits Corp.	2,000	7,860	A
Brooks Automation Inc.	19,400	112,714	A
California Micro Devices Corp.	6,100	11,346	A
DSP Group Inc.	8,500	68,170	A
Exar Corp.	13,100	87,377	A
GSI Technology Inc.	10,960	30,030	A
Integrated Device Technology Inc.	66,300	371,943	A
Kulicke and Soffa Industries Inc.	8,160	13,872	A
MKS Instruments Inc.	38,360	567,345	A
Omnivision Technologies Inc.	11,400	59,850	A
Rudolph Technologies Inc.	7,040	24,851	A
Silicon Storage Technology Inc.	28,300	64,807	A
White Electronic Designs Corp.	8,920	32,647	A

		1,452,812

Software — 0.1%
Catapult Communications Corp.	4,200	27,594	A
Dynamics Research Corp.	2,580	20,640	A
Pervasive Software Inc.	5,480	23,180	A
Versant Corp.	1,089	16,270	A

		87,684

Materials — 4.3%
Chemicals — 2.3%
GenTek Inc.	3,700	55,685	A
Koppers Holdings Inc.	6,200	134,044
NewMarket Corp.	3,400	118,694
Olin Corp.	43,030	777,982
PolyOne Corp.	48,290	152,114	A

Quarterly Report to Shareholders	35

	Shares	Value
Materials — Continued
Chemicals — Continued
Quaker Chemical Corp.	3,900	$64,155
Westlake Chemical Corp.	11,080	180,493

		1,483,167

Construction Materials — 0.4%
Headwaters Inc.	36,020	243,135	A
U.S. Concrete Inc.	5,700	19,152	A

		262,287

Metals and Mining — 1.3%
A.M. Castle and Co.	5,790	62,706
Friedman Industries Inc.	1,500	10,020
Gibraltar Industries Inc.	15,752	188,079
Olympic Steel Inc.	2,300	46,851
Schnitzer Steel Industries Inc.	3,300	124,245
Synalloy Corp.	1,900	9,120
Universal Stainless and Alloy Products Inc.	1,860	26,951	A
Worthington Industries Inc.	30,850	339,967

		807,939

Paper and Forest Products — 0.3%
Glatfelter	10,500	97,650
Kapstone Paper and Packaging Corp.	10,200	24,276	A
Schweitzer-Mauduit International Inc.	4,760	95,295

		217,221

Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Cincinnati Bell Inc.	49,170	94,898	A
D&E Communications Inc.	5,600	37,520
SureWest Communications	5,400	61,668

		194,086

36	Quarterly Report to Shareholders

Portfolio of Investments — Continued

U.S. Small-Capitalization Value Trust — Continued

	Shares	Value
Utilities — 3.7%
Electric Utilities — 2.4%
El Paso Electric Co.	8,300	$150,147	A
IDACORP Inc.	29,870	879,671
Portland General Electric Co.	25,510	496,680

		1,526,498

Gas Utilities — 0.1%
Southwest Gas Corp.	2,970	74,904

Multi-Utilities — 1.2%
Avista Corp.	12,250	237,405
Black Hills Corp.	10,020	270,139
CH Energy Group Inc.	2,440	125,392
PNM Resources Inc.	16,900	170,352

		803,288

Total Common Stocks and Equity Interests (Cost — $82,375,610)		63,072,951

Total Investments — 98.0% (Cost — $82,375,610)B		63,072,951
Other Assets Less Liabilities — 2.0%		1,303,933

Net Assets — 100.0%		$64,376,884

Net Asset Value Per Share:
Primary Class		$6.81

Institutional Class		$7.86

N.M. — Not Meaningful.

A	Non-income producing.
B

Aggregate cost for federal income tax purposes is substantially the same as book cost. At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,915,921
Gross unrealized depreciation	(23,218,580)

Net unrealized depreciation	$(19,302,659)

Notes

Notes

Fund Information

Investment Managers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Legg Mason Fund Adviser, Inc.

Baltimore, MD

Investment Advisers

For American Leading Companies Trust:

Legg Mason Capital Management, Inc.

Baltimore, MD

For U.S. Small-Cap Value Trust:

Brandywine Global Investment Management, LLC

Philadelphia, PA

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K & L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds

American Leading Companies Trust

Classic Valuation Fund

Growth Trust

Special Investment Trust

U.S. Small-Capitalization Value Trust

Value Trust

Specialty Fund

Opportunity Trust

Global Funds

Emerging Markets Trust

International Equity Trust

Taxable Bond Funds

Investment Grade Income Portfolio

Limited Duration Bond Portfolio

Tax-Free Bond Fund

Maryland Tax-Free Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of each Fund’s portfolio holdings as filed on Form N-Q, by contacting each Fund at the appropriate phone number, address or website listed below. Additionally, each Fund’s Form N-Q is available on the SEC’s website (http://www.sec.gov) or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider each Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about each Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services-Institutional
For Primary, R Class Shareholders	For FI, I and IS Class Shareholders
c/o BFDS	c/o BFDS, P.O. Box 8037
P.O. Box 55214	Boston, MA 02206-8037
Boston, MA 02205-8504	888-425-6432
800-822-5544	www.lminstitutionalfunds.com
www.leggmason.com/individualinvestors

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. Subsidiary